EXHIBIT 20:
                         MONTHLY SERVICER'S CERTIFICATE

                                             Monthly Trust Activity
A. Trust Level Activity
        Number of Days in Collection Period                                                                    28
        Beginning Principal Receivables Balance                                                  1,888,524,388.36
        Beginning Special Funding Account Balance                                                            0.00
        Beginning Principal Receivables + SFA Balance                                            1,888,524,388.36
        Special Funding Account Earnings                                                                     0.00
        Finance Charge Collections                                                                  27,477,739.45
        Interchange Collections                                                                      1,447,061.25
        Interchange Rate                                                                                     1.32%
        Collection Account Investment Proceeds                                                          41,389.71
        Recoveries treated as Finance Charge Collections                                                     0.00
        Total Finance Charge Receivables Collections                                                28,966,190.41
        Principal Receivables Collections                                                          180,041,493.75
        Recoveries treated as Principal Collections                                                    782,019.63
        Total Principal Receivables Collections                                                    180,823,513.38
        Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)               11.37%
        Defaulted Amount (Net of Recoveries)                                                        12,118,064.77
        Annualized Default Rate                                                                              7.70%
        Trust Portfolio Yield                                                                               18.41%
        New Principal Receivables                                                                  120,039,478.37
        Aggregate Account Addition or Removal (Y/N)?                                                            n
        Date of Addition/Removal                                                                              n/a
        Principal Receivables at the end of the day of Addition/Removal                                       n/a
        SFA Balance at the end of the day of Addition/Removal                                                 n/a
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal                         n/a
        Percentage of the Collection Period which is before the Addition/Removal Date                         n/a
        Ending Principal Receivables Balance                                                     1,815,384,358.97
        Ending Special Funding Account (SFA) Balance                                                         0.00
        Ending Principal Receivables + SFA Balance                                               1,815,384,358.97
        Required Minimum Principal Balance                                                       1,765,500,000.00
        Transferor Percentage                                                                               10.02%

B. Series Allocations
                                                                   Total              1998-2              1998-3

Group                                                                                    1                 1
Class A Invested Amount                                                            528,000,000.00    528,000,000.00
Class B Invested Amount                                                            113,000,000.00    113,000,000.00
Collateral Invested Amount                                                          67,000,000.00     67,000,000.00
Class D Invested Amount                                                             42,000,000.00     42,000,000.00
Total Invested Amount                                          1,650,000,000.00    750,000,000.00    750,000,000.00
Required Transferor Amount                                       115,500,000.00     52,500,000.00     52,500,000.00
Invested Amount + Req Transf Amount                            1,765,500,000.00    802,500,000.00    802,500,000.00
Series Allocation Percentage                                             100.00%            45.45%            45.45%
Series Allocable Finance Charge Collections                                         13,166,450.19     13,166,450.19
Series Allocable Principal Collections                                              82,192,506.08     82,192,506.08
Series Allocable Defaulted Amounts                                                   5,508,211.26      5,508,211.26
Series Allocable Servicing Fee                                                       1,250,000.00      1,250,000.00
In Revolving Period?                                                                            Y                 Y
Available for Shared Principal Collections                       153,247,884.44     76,623,942.22     76,623,942.22
Principal Shortfall                                               50,000,000.00              0.00              0.00
Allocation of Shared Principal Collections                       153,247,884.44              0.00              0.00
FC Available for other Excess Allocation Series                    7,219,117.00      3,338,168.85      3,338,168.85
Finance Charge Shortfall                                                   0.00              0.00              0.00
Allocation of Excess Finance Charge Collections                            0.00              0.00              0.00


B. Series Allocations
        Amounts Due                                                                   1998-2              1998-3

                      Principal Allocation Percentage                                       87.37%            87.37%
                      Floating Allocation Percentage                                        87.37%            87.37%
                      Class A Certificate Rate                                              5.036             5.066%
                      Class B Certificate Rate                                              5.246             5.296%
                      CIA Certificate Rate                                                  5.811             5.911%
                      Class D Certificate Rate                                              0.000             0.000%
                      Class A Interest                                               1,994,109.48      2,005,989.48
                      Class B Interest                                                 444,567.14        448,804.64
                      Collateral Monthly Interest                                      291,984.16        297,009.16
                      Class D Interest                                                       0.00              0.00
                      Investor Monthly Interest                                      2,730,660.78      2,751,803.28
                      Investor Default Amount (Net of Recoveries)                    4,812,513.21      4,812,513.21
                      Interchange Collections                                          574,679.33        574,679.33
                      Servicer Interchange                                             468,750.00        468,750.00
                      Monthly Servicing Fee (Before Adjustments)                     1,250,000.00      1,250,000.00
                          Interchange Adjustment                                             0.00              0.00
                          SFA Adjustment                                                     0.00              0.00
                      Monthly Servicing Fee (After Adjustments)                      1,250,000.00      1,250,000.00

C. Group 1 Allocations
                                                                   Total              1998-2              1998-3

        Adjusted Invested Amount for Series                    1,500,000,000.00    750,000,000.00    750,000,000.00
        Principal Collections                                    143,622,858.01     71,811,429.00     71,811,429.00
        Finance Charge Collections                                23,007,002.65     11,503,501.33     11,503,501.33
        Investor Monthly Interest                                  5,482,464.06      2,730,660.78      2,751,803.28
        Investor Default Amount                                    9,625,026.43      4,812,513.21      4,812,513.21
        Monthly Servicing Fee                                      2,500,000.00      1,250,000.00      1,250,000.00
        Total Amount Due                                          17,607,490.49      8,793,173.99      8,814,316.49
        Excess Before Reallocation                                 5,399,512.16      2,710,327.33      2,689,184.83
        Reallocation of Finance Charge Collections                                     -10,571.25         10,571.25
        Dollars of Excess Spread                                   5,399,512.16      2,699,756.08      2,699,756.08
        Percentage Excess Spread                                           4.32%             4.32%             4.32%
        Reallocated Finance Charge Collections                    23,007,002.65     11,492,930.08     11,514,072.58

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
D. Trust Performance
        30-59 Days Delinquent                                     36,630,782.57
        60-89 Days Delinquent                                     22,890,423.48
        90+ Days Delinquent                                       45,685,517.97
        Total 30+ Days Delinquent                                105,206,724.02

        PARTNERS FIRST HOLDINGS, LLC
            as Servicer

        by: /s/ Mark Norwicz
            ---------------------
              Name:  Mark Norwicz
              Title:  Treasurer

                                                        Series 1998-2
A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      16-Feb-99
Current Payment Date                   15-Mar-99
Actual / 360 Days                         27              27               27               27
30 / 360 Days                             29              29               29               29
Fixed / Floating                       Floating        Floating         Floating         Floating

                                                                              Collateral Invested
                                              Class A             Class B            Amount            Class D          Total

Certificate Rate                                    5.036%             5.246%            5.811%            0.000%
Initial Balance                            528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount               528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00
Ending Outstanding Amount                  528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00

Beginning Invested Amount                  528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00
Ending Invested Amount                     528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount         528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount            528,000,000.00     113,000,000.00     67,000,000.00     42,000,000.00    750,000,000.00

Principal Allocation Percentage                     70.40%             15.07%             8.93%             5.60%           100.00%
Floating Allocation Percentage                      70.40%             15.07%             8.93%             5.60%           100.00%
Principal Collections                       50,555,246.02      10,819,588.64      6,415,154.32      4,021,440.02     71,811,429.00
Realloc Finance Charge Collections           8,091,022.77       1,731,601.46      1,026,701.75        643,604.08     11,492,930.08
YSA Draw                                                                                                                625,000.00
YSA Investment Proceeds                                                                                                  13,412.77
Realloc Finance Charge plus YSA Draw         8,540,465.36       1,827,788.99      1,083,733.29        679,355.20     12,131,342.85
Monthly Interest                             1,994,109.48         444,567.14        291,984.16              0.00      2,730,660.78
Investor Default Amount (Net)                3,388,009.30         725,085.32        429,917.85        269,500.74      4,812,513.21
Monthly Servicing Fee                          880,000.00         188,333.33        111,666.67         70,000.00      1,250,000.00
Total Due                                    6,262,118.78       1,357,985.80        833,568.67        339,500.74      8,793,173.99






Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           12,131,342.85
Series Adjusted Portfolio Yield                                                                                              11.71%
Base Rate                                                                                                                     6.85%

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
Series Parameters
                     Revolving Period (Y/N)                                 Y
                     Accumulation Period (Y/N)                              N
                     Early Amortization (Y/N)                               N
                     Controlled Accumulation Period                       12.00
                     Holdings is Servicer                                   Y
                     Paydown Excess CIA (Y/N)                               Y
                     Paydown Excess Class D (Y/N)                           Y
                     Controlled Accumulation Amount                      53,416,666.67
                     Controlled Deposit Amount                           53,416,666.67
                     Ending Controlled Deposit Amount Shortfalll                  0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                  0.00
                     Principal Funding Account Deposit                            0.00
                     Ending Principal Funding Account Balance                     0.00
                     Principal Funding Investment Proceeds                        0.00

                     Yield Supplement Account Beginning Balance           3,125,000.00
                     Yield Supplement Account Release                       625,000.00
                     Yield Supplement Account Ending Balance              2,500,000.00

                     Reserve Account Beginning Balance                            0.00
                     Required Reserve Account Amount                              0.00
                     Funds Deposited into Reserve Account                         0.00
                     Ending Reserve Account Balance                               0.00










C. Certificate Balances and Distrubutions
                                              Class A            Class B            CIA               Class D           Total

                        Beginning Balance  528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00    750,000,000.00
                   Interest Distributions    1,994,109.48        444,567.14          291,984.16             0.00     2,730,660.78
                             PFA Deposits            0.00                                                                    0.00
                  Principal Distributions            0.00              0.00                0.00             0.00             0.00
                      Total Distributions    1,994,109.48        444,567.14          291,984.16             0.00     2,730,660.78
               Ending Certificate Balance  528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00    750,000,000.00
                              Pool Factor          100.00%           100.00%             100.00%          100.00%
            Total Distribution Per $1,000          3.7767            3.9342              4.3580           0.0000
         Interest Distribution Per $1,000          3.7767            3.9342              4.3580           0.0000
        Principal Distribution Per $1,000          0.0000            0.0000              0.0000           0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                   1 Total amount of the distribution:                                                     1,994,109.48
                   2 Amount of the distribution in respect of Class A Monthly Interest:                    1,994,109.48
                   3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                0.00
                   4 Amount of the distribution in respect of Class A Additional Interest:                         0.00
                   5 Amount of the distribution in respect of Class A Principal:                                   0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                   1 Total amount of Class A Investor Charge-Offs:                                                 0.00
                   2 Amount of Class A Investor Charge-Offs                                                        0.00
                     per $1,000 original certificate principal amount:
                   3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                           0.00
                   4 Amount reimbursed in respect of Class A Investor Charge-Offs                                  0.00
                     per $1,000 original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal                                        0.00
                     balance of the Class A Certificate exceeds the Class A Invested
                     Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                   1 The total amount of the distribution:                                                   444,567.14
                   2 Amount of the distribution in respect of Class B monthly interest:                      444,567.14
                   3 Amount of the distribution in respect of Class B outstanding monthly interest:                0.00
                   4 Amount of the distribution in respect of Class B additional interest:                         0.00
                   5 Amount of the distribution in respect of Class B principal:                                   0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                   1 The amount of reductions in Class B Invested Amount                                           0.00
                   2 The amount of reductions in the Class B Invested Amount set forth in                          0.00
                     paragraph 1 above, per $1,000 original certificate principal amount:
                   3 The total amount reimbursed in respect of such reductions                                     0.00
                     in the Class B Invested Amount:
                   4 The total amount set forth in paragraph 3 above, per $1,000                                   0.00
                     original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal balance                                0.00
                      of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                   1 Total amount distributed to the Collateral Interest Holder:                             291,984.16
                   2 Amount distributed in respect of Collateral Monthly Interest:                           291,984.16
                   3 Amount distributed in respect of Collateral Additional Interest:                              0.00
                   4 The amount distributed to the Collateral Interest Holder in respect                           0.00
                     of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                   1 The amount of reductions in the Collateral Invested Amount.                                   0.00
                   2 The total amount reimbursed in respect of such reductions in the                              0.00
                     Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                   1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                12,131,342.85
                   2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)  8,793,173.99
                   3 Spread Account Requirement per Loan Agreement                                                 0.00
                   4 Finance Charge Shortfall                                                                      0.00
                   5 Available for Other Excess Allocation Series                                          3,338,168.85

K. Application of Reallocated Investor Finance Charge Collections.

                                                            Available         Due            Paid        Shortfall

                   1 Allocated Class A Available Funds      8,540,465.36
                     a Reserve Account Release                      0.00
                     b PFA Investment Earnings                      0.00
                     c Class A Available Funds              8,540,465.36

                   2 Class A Available Funds                8,540,465.36
                     a Class A Monthly Interest                              1,994,109.48  1,994,109.48       0.00      8,540,465.36
                     b Class A Servicing Fee                                   880,000.00    880,000.00       0.00      6,546,355.88
                     c Class A Investor Default Amount                       3,388,009.30  3,388,009.30       0.00      5,666,355.88
                     d Class A Excess                       2,278,346.58

                   2 Class B Available Funds                1,827,788.99
                     a Class B Monthly Interest                                444,567.14    444,567.14       0.00      1,827,788.99
                     b Class B Servicing Fee                                   188,333.33    188,333.33       0.00      1,383,221.85
                     c Class B Excess                       1,194,888.51

                   3 Collateral Available Funds             1,083,733.29
                     a Collateral Servicing Fee                                111,666.67    111,666.67       0.00      1,083,733.29
                     b Collateral Excess                      972,066.63

                   4 Class D Available Funds                  679,355.20
                     a Class D Servicing Fee                                    70,000.00     70,000.00       0.00        679,355.20
                     b Class D Excess                         609,355.20

                   5 Total Excess Spread                    5,054,656.92

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
L. Application of Excess Spread and Excess Finance Charge Collections
                                                              Available       Due             Paid      Shortfall
                   1 Available Excess Spread                  5,054,656.92
                   2 Excess Fin Charge Coll                           0.00
                          from Other Series
                   3 Available Funds                          5,054,656.92
                   4 Class A Required Amount Shortfalls                              0.00          0.00   0.00      5,054,656.92
                   5 Class B Defaults                                          725,085.32    725,085.32   0.00      5,054,656.92
                   6 Monthly Servicing Fee Shortfalls                                0.00          0.00   0.00      4,329,571.60
                   7 Collateral Monthly Interest                               291,984.16    291,984.16   0.00      4,329,571.60
                   8 Collateral Default Amount                                 429,917.85    429,917.85   0.00      4,037,587.44
                   9 Reserve Account Deposit                                         0.00          0.00   0.00      3,607,669.59
                  10 Class D Monthly Interest                                        0.00          0.00   0.00      3,607,669.59
                  11 Class D Default Amount                                    269,500.74    269,500.74   0.00      3,607,669.59
                  12 Other CIA Amounts Owed                                          0.00          0.00   0.00      3,338,168.85
                  13 Excess Fin Coll for Other Series                                0.00          0.00   0.00      3,338,168.85
                  14 Excess Spread                            3,338,168.85
                  15 Writedowns
                                          a Class A                   0.00
                                          b Class B                   0.00
                                          c CIA                       0.00
                                          d Class D                   0.00

M. Reallocated Principal Collections

                   1 Total Principal Collections Allocable                  71,811,429.00
                   2 Principal Required to Fund the Required Amount                  0.00
                   3 Shared Principal Collections from other Series                  0.00
                   4 Other Amounts Treated as Principal Collections          4,812,513.21
                   5 Available Principal Collections                        76,623,942.22

N. Application of Principal Collections during Revolving Period

                   1 Collateral Invested Amount                             67,000,000.00
                   2 Required Collateral Invested Amount                    67,000,000.00
                   3 Amount used to pay Excess CIA                                   0.00
                   4 Available Principal Collections                        76,623,942.22

                   5 Class D                                                42,000,000.00
                   6 Required Class D                                       42,000,000.00
                   7 Amount used to pay Excess Class D                               0.00
                   8 Available Principal Collections                        76,623,942.22

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
O. Application of Principal Collections during the Accumulation Period

                   1 Available Principal Collections                                                      76,623,942.22
                                                     a Controlled Deposit Amount                                   0.00
                                                     b Minimum of Avail Prin Coll and CDA                          0.00
                                                     c Controlled Deposit Amount Shortfall                         0.00
                                                     d Amount Deposited in PFA for Class A                         0.00
                                                     e Draw from PFA to pay Class A Principal                      0.00
                                                     f Class A Adjusted Invested Amount                  528,000,000.00

                   2 Remaining Principal Collections Available                                            76,623,942.22
                                                     a Remaining PFA Balance                                       0.00
                                                     b Beginning Class B Outstanding Amount              113,000,000.00
                                                     c Beginning Class B Adjusted Invested Amount        113,000,000.00
                                                     d Amount Deposited in PFA for Class B                         0.00
                                                     e Draw from PFA to pay Class B Principal                      0.00
                                                     f Class B Adjusted Invested Amount                  113,000,000.00

                   3 Remaining Principal Collections Available                                            76,623,942.22
                                                     a Remaining CIA Amount                               67,000,000.00
                                                     b Principal Paid to CIA                                       0.00
                                                     c CIA at the end of the Period                       67,000,000.00

                   4 Remaining Principal Collections Available                                            76,623,942.22
                                                     a Remaining Class D Amount                           42,000,000.00
                                                     b Principal Paid to Class D                                   0.00
                                                     c Class D at the end of the Period                   42,000,000.00

                     Class A Principal Paid to Investors                                                           0.00
                     Class B Principal Paid to Investors                                                           0.00
                     CIA Principal Paid to Investors                                                               0.00
                     Class D Principal Paid to Investors                                                           0.00
                     Ending Class A Outstanding Amount                                                   528,000,000.00
                     Ending Class B Outstanding Amount                                                   113,000,000.00
                     Ending CIA Outstanding Amount                                                        67,000,000.00
                     Ending Class D Outstanding Amount                                                    42,000,000.00

                   5 Shared Principal Collections                                                         76,623,942.22

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
P. Application of Principal Collections during Early Amortization Period

                   1 Principal Collections Available                                                               0.00
                                                     a Remaining Class A Adjusted Invested Amount        528,000,000.00
                                                     b Principal Paid to Class A                                   0.00
                                                     c End of Period Class A Adjusted Invested Amount    528,000,000.00

                   2 Remaining Principal Collections Available                                                     0.00
                                                     a Remaining Class B Adjusted Invested Amount        113,000,000.00
                                                     b Principal Paid to Class B                                   0.00
                                                     c End of Period Class B Adjusted Invested Amount    113,000,000.00

                   3 Remaining Principal Collections Available                                                     0.00
                                                     a Remaining Collateral Invested Amount               67,000,000.00
                                                     b Principal Paid to CIA                                       0.00
                                                     c Collateral Invested Amount at the end
                                                        of the Period                                     67,000,000.00

                   4 Remaining Principal Collections Available                                                     0.00
                                                     a Remaining Class D Amount                           42,000,000.00
                                                     b Principal Paid to Class D                                   0.00
                                                     c Class D at the end of the Period                   42,000,000.00

Q. Yield and Base Rate

                   1 Base Rate
                                                     a Current Monthly Period                       6.85%
                                                     b Prior Monthly Period                         6.92%
                                                     c Second Prior Monthly Period                  7.42%

                     Three Month Average Base Rate                                                                7.06%

                   2 Series Adjusted Portfolio Yield
                                                     a Current Monthly Period                      11.71%
                                                     b Prior Monthly Period                        12.10%
                                                     c Second Prior Monthly Period                 12.82%

                     Three Month Average Series Adjusted Portfolio Yield                                         12.21%

                   3 Excess Spread
                                                     a Current Monthly Period                       4.86%
                                                     b Prior Monthly Period                         5.18%
                                                     c Second Prior Monthly Period                  5.40%

                     Three Month Average Excess Spread                                                            5.15%

                                                        Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

          Last Payment Date                       16-Feb-99
Current Payment Date                    15-Mar-99
Actual / 360 Days                          27              27                27                27
30 / 360 Days                              29              29                29                29
Fixed / Floating                        Floating        Floating          Floating          Floating


                                                                     Collateral Invested
                                           Class A         Class B         Amount                    Class D          Total

Certificate Rate                               5.066%             5.296%                5.911%            0.000%
Initial Balance                       528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount          528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Outstanding Amount             528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Invested Amount             528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Invested Amount                528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Principal Allocation Percentage                70.40%             15.07%                 8.93%             5.60%            100.00%
Floating Allocation Percentage                 70.40%             15.07%                 8.93%             5.60%            100.00%
Principal Collections                  50,555,246.02      10,819,588.64          6,415,154.32      4,021,440.02      71,811,429.00
Realloc Finance Charge Collections      8,105,907.09       1,734,786.93          1,028,590.48        644,788.06      11,514,072.58
YSA Draw                                                                                                                625,000.00
YSA Investment Proceeds                                                                                                  13,412.77
Realloc Finance Charge plus YSA Draw    8,555,349.68       1,830,974.46          1,085,622.02        680,539.18      12,152,485.35
Monthly Interest                        2,005,989.48         448,804.64            297,009.16              0.00       2,751,803.28
Investor Default Amount (Net)           3,388,009.30         725,085.32            429,917.85        269,500.74       4,812,513.21
Monthly Servicing Fee                     880,000.00         188,333.33            111,666.67         70,000.00       1,250,000.00
Total Due                               6,273,998.78       1,362,223.30            838,593.67        339,500.74       8,814,316.49

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           12,152,485.35
Series Adjusted Portfolio Yield                                                                                             11.74%
Base Rate                                                                                                                    6.89%

Series Parameters
                     Revolving Period (Y/N)                                   Y
                     Accumulation Period (Y/N)                                N
                     Early Amortization (Y/N)                                 N
                     Controlled Accumulation Period                         12.00
                     Holdings is Servicer                                     Y
                     Paydown Excess CIA (Y/N)                                 Y
                     Paydown Excess Class D (Y/N)                             Y
                     Controlled Accumulation Amount                         53,416,666.67
                     Controlled Deposit Amount                              53,416,666.67
                     Ending Controlled Deposit Amount Shortfalll                     0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                     0.00
                     Principal Funding Account Deposit                               0.00
                     Ending Principal Funding Account Balance                        0.00
                     Principal Funding Investment Proceeds                           0.00

                     Yield Supplement Account Beginning Balance              3,125,000.00
                     Yield Supplement Account Release                          625,000.00
                     Yield Supplement Account Ending Balance                 2,500,000.00

                     Reserve Account Beginning Balance                               0.00
                     Required Reserve Account Amount                                 0.00
                     Funds Deposited into Reserve Account                            0.00
                     Ending Reserve Account Balance                                  0.00

C. Certificate Balances and Distrubutions
                                          Class A           Class B           CIA              Class D          Total
                    Beginning Balance  528,000,000.00    113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
               Interest Distributions    2,005,989.48        448,804.64        297,009.16            0.00    2,751,803.28
                         PFA Deposits            0.00                                                                0.00
              Principal Distributions            0.00              0.00              0.00            0.00            0.00
                  Total Distributions    2,005,989.48        448,804.64        297,009.16            0.00    2,751,803.28
           Ending Certificate Balance  528,000,000.00    113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
                          Pool Factor          100.00%           100.00%           100.00%         100.00%
        Total Distribution Per $1,000          3.7992            3.9717            4.4330          0.0000
     Interest Distribution Per $1,000          3.7992            3.9717            4.4330          0.0000
    Principal Distribution Per $1,000          0.0000            0.0000            0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                   1 Total amount of the distribution:                                                2,005,989.48
                   2 Amount of the distribution in respect of Class A Monthly Interest:               2,005,989.48
                   3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:           0.00
                   4 Amount of the distribution in respect of Class A Additional Interest:                    0.00
                   5 Amount of the distribution in respect of Class A Principal:                              0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                   1 Total amount of Class A Investor Charge-Offs:                                            0.00
                   2 Amount of Class A Investor Charge-Offs                                                   0.00
                     per $1,000 original certificate principal amount:
                   3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                      0.00
                   4 Amount reimbursed in respect of Class A Investor Charge-Offs                             0.00
                     per $1,000 original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal                                   0.00
                     balance of the Class A Certificate exceeds the Class A Invested
                     Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                   1 The total amount of the distribution:                                              448,804.64
                   2 Amount of the distribution in respect of Class B monthly interest:                 448,804.64
                   3 Amount of the distribution in respect of Class B outstanding monthly interest:           0.00
                   4 Amount of the distribution in respect of Class B additional interest:                    0.00
                   5 Amount of the distribution in respect of Class B principal:                              0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                   1 The amount of reductions in Class B Invested Amount                                      0.00
                   2 The amount of reductions in the Class B Invested Amount set forth in                     0.00
                     paragraph 1 above, per $1,000 original certificate principal amount:
                   3 The total amount reimbursed in respect of such reductions                                0.00
                     in the Class B Invested Amount:
                   4 The total amount set forth in paragraph 3 above, per $1,000                              0.00
                     original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal balance                           0.00
                      of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                   1 Total amount distributed to the Collateral Interest Holder:                               297,009.16
                   2 Amount distributed in respect of Collateral Monthly Interest:                             297,009.16
                   3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                   4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                     of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                   1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                   2 The total amount reimbursed in respect of such reductions in the                                0.00
                     Collateral Invested Amount






J.   Finance Charge Shortfall Amount
                   1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  12,152,485.35
                   2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    8,814,316.49
                   3 Spread Account Requirement per Loan Agreement                                                   0.00
                   4 Finance Charge Shortfall                                                                        0.00
                   5 Available for Other Excess Allocation Series                                            3,338,168.85







K. Application of Reallocated Investor Finance Charge Collections.

                                                             Available          Due            Paid        Shortfall

                   1 Allocated Class A Available Funds       8,555,349.68
                     a Reserve Account Release                       0.00
                     b PFA Investment Earnings                       0.00
                     c Class A Available Funds               8,555,349.68

                   2 Class A Available Funds                 8,555,349.68
                     a Class A Monthly Interest                                2,005,989.48  2,005,989.48     0.00      8,555,349.68
                     b Class A Servicing Fee                                     880,000.00    880,000.00     0.00      6,549,360.20
                     c Class A Investor Default Amount                         3,388,009.30  3,388,009.30     0.00      5,669,360.20
                     d Class A Excess                        2,281,350.90

                   2 Class B Available Funds                 1,830,974.46
                     a Class B Monthly Interest                                  448,804.64    448,804.64     0.00      1,830,974.46
                     b Class B Servicing Fee                                     188,333.33    188,333.33     0.00      1,382,169.82
                     c Class B Excess                        1,193,836.48

                   3 Collateral Available Funds              1,085,622.02
                     a Collateral Servicing Fee                                  111,666.67    111,666.67     0.00      1,085,622.02
                     b Collateral Excess                       973,955.36

                   4 Class D Available Funds                   680,539.18
                     a Class D Servicing Fee                                      70,000.00     70,000.00     0.00        680,539.18
                     b Class D Excess                          610,539.18

                   5 Total Excess Spread                     5,059,681.92

L. Application of Excess Spread and Excess Finance Charge Collections

                                                               Available         Due            Paid      Shortfall

                   1 Available Excess Spread                  5,059,681.92
                   2 Excess Fin Charge Coll                           0.00
                          from Other Series
                   3 Available Funds                          5,059,681.92
                   4 Class A Required Amount Shortfalls                               0.00          0.00     0.00      5,059,681.92
                   5 Class B Defaults                                           725,085.32    725,085.32     0.00      5,059,681.92
                   6 Monthly Servicing Fee Shortfalls                                 0.00          0.00     0.00      4,334,596.60
                   7 Collateral Monthly Interest                                297,009.16    297,009.16     0.00      4,334,596.60
                   8 Collateral Default Amount                                  429,917.85    429,917.85     0.00      4,037,587.44
                   9 Reserve Account Deposit                                          0.00          0.00     0.00      3,607,669.59
                  10 Class D Monthly Interest                                         0.00          0.00     0.00      3,607,669.59
                  11 Class D Default Amount                                     269,500.74    269,500.74     0.00      3,607,669.59
                  12 Other CIA Amounts Owed                                           0.00          0.00     0.00      3,338,168.85
                  13 Excess Fin Coll for Other Series                                 0.00          0.00     0.00      3,338,168.85
                  14 Excess Spread                            3,338,168.85
                  15 Writedowns
                                              a Class A               0.00
                                              b Class B               0.00
                                              c CIA                   0.00
                                              d Class D               0.00

M. Reallocated Principal Collections

                   1 Total Principal Collections Allocable                   71,811,429.00
                   2 Principal Required to Fund the Required Amount                   0.00
                   3 Shared Principal Collections from other Series                   0.00
                   4 Other Amounts Treated as Principal Collections           4,812,513.21
                   5 Available Principal Collections                         76,623,942.22

N. Application of Principal Collections during Revolving Period

                   1 Collateral Invested Amount                              67,000,000.00
                   2 Required Collateral Invested Amount                     67,000,000.00
                   3 Amount used to pay Excess CIA                                    0.00
                   4 Available Principal Collections                         76,623,942.22

                   5 Class D                                                 42,000,000.00
                   6 Required Class D                                        42,000,000.00
                   7 Amount used to pay Excess Class D                                0.00
                   8 Available Principal Collections                         76,623,942.22

O. Application of Principal Collections during the Accumulation Period

                   1 Available Principal Collections                                                        76,623,942.22
                                              a Controlled Deposit Amount                                            0.00
                                              b Minimum of Avail Prin Coll and CDA                                   0.00
                                              c Controlled Deposit Amount Shortfall                                  0.00
                                              d Amount Deposited in PFA for Class A                                  0.00
                                              e Draw from PFA to pay Class A Principal                               0.00
                                              f Class A Adjusted Invested Amount                           528,000,000.00

                   2 Remaining Principal Collections Available                                              76,623,942.22
                                              a Remaining PFA Balance                                                0.00
                                              b Beginning Class B Outstanding Amount                       113,000,000.00
                                              c Beginning Class B Adjusted Invested Amount                 113,000,000.00
                                              d Amount Deposited in PFA for Class B                                  0.00
                                              e Draw from PFA to pay Class B Principal                               0.00
                                              f Class B Adjusted Invested Amount                           113,000,000.00

                   3 Remaining Principal Collections Available                                              76,623,942.22
                                              a Remaining CIA Amount                                        67,000,000.00
                                              b Principal Paid to CIA                                                0.00
                                              c CIA at the end of the Period                                67,000,000.00

                   4 Remaining Principal Collections Available                                              76,623,942.22
                                              a Remaining Class D Amount                                    42,000,000.00
                                              b Principal Paid to Class D                                            0.00
                                              c Class D at the end of the Period                            42,000,000.00

                     Class A Principal Paid to Investors                                                             0.00
                     Class B Principal Paid to Investors                                                             0.00
                     CIA Principal Paid to Investors                                                                 0.00
                     Class D Principal Paid to Investors                                                             0.00
                     Ending Class A Outstanding Amount                                                     528,000,000.00
                     Ending Class B Outstanding Amount                                                     113,000,000.00
                     Ending CIA Outstanding Amount                                                          67,000,000.00
                     Ending Class D Outstanding Amount                                                      42,000,000.00

                   5 Shared Principal Collections                                                           76,623,942.22

P. Application of Principal Collections during Early Amortization Period

                   1 Principal Collections Available                                                                 0.00
                                              a Remaining Class A Adjusted Invested Amount                 528,000,000.00
                                              b Principal Paid to Class A                                            0.00
                                              c End of Period Class A Adjusted Invested Amount             528,000,000.00

                   2 Remaining Principal Collections Available                                                       0.00
                                              a Remaining Class B Adjusted Invested Amount                 113,000,000.00
                                              b Principal Paid to Class B                                            0.00
                                              c End of Period Class B Adjusted Invested Amount             113,000,000.00

                   3 Remaining Principal Collections Available                                                       0.00
                                              a Remaining Collateral Invested Amount                        67,000,000.00
                                              b Principal Paid to CIA                                                0.00
                                              c Collateral Invested Amount at the end of the Period         67,000,000.00

                   4 Remaining Principal Collections Available                                                       0.00
                                              a Remaining Class D Amount                                    42,000,000.00
                                              b Principal Paid to Class D                                            0.00
                                              c Class D at the end of the Period                            42,000,000.00

Q. Yield and Base Rate

                   1 Base Rate
                                              a Current Monthly Period                                6.89%
                                              b Prior Monthly Period                                  6.95%
                                              c Second Prior Monthly Period                           7.46%

                     Three Month Average Base Rate                                                                   7.10%

                   2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                               11.74%
                                              b Prior Monthly Period                                 12.14%
                                              c Second Prior Monthly Period                          12.86%

                     Three Month Average Series Adjusted Portfolio Yield                                            12.25%

                   3 Excess Spread
                                              a Current Monthly Period                                4.85%
                                              b Prior Monthly Period                                  5.18%
                                              c Second Prior Monthly Period                           5.40%

                     Three Month Average Excess Spread                                                               5.15%